UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-01685
Name of Registrant:	Vanguard Morgan Growth Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: September 30
Date of reporting period: October 1, 2015 – March 31, 2016
Item 1: Reports to Shareholders

Semiannual Report | March 31, 2016

Vanguard Morgan™ Growth Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	13
Performance Summary.	14
Financial Statements.	15
About Your Fund’s Expenses.	30
Trustees Approve Advisory Arrangements.	32
Glossary.	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended March 31, 2016
Total
Returns
Vanguard Morgan Growth Fund
Investor Shares	4.94%
Admiral™ Shares	5.00
Russell 3000 Growth Index	7.45
Multi-Cap Growth Funds Average	2.63

Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2015, Through March 31, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Morgan Growth Fund
Investor Shares	$25.29	$24.45	$0.175	$1.967
Admiral Shares	78.42	75.76	0.656	6.092

Chairman’s Letter

Dear Shareholder,

For the six months ended March 31, 2016, Vanguard Morgan Growth Fund navigated the market’s sharp ups and downs to emerge with a solid return. It outpaced many peer funds but trailed the result of its benchmark index.

The Morgan Growth Fund returned 4.94% for Investor Shares and 5.00% for the lower-cost Admiral Shares. That compares with the 2.63% average return of multi-capitalization growth funds and the 7.45% return of the benchmark, the Russell 3000 Growth Index.

The fund lagged its benchmark in part because its holdings among consumer-related stocks didn’t keep pace with those represented in the index. But its investments in information technology shares were a bright spot.

Before I further discuss the markets and your fund’s performance, I wanted to call your attention to an investment advisory change. On January 19, we announced that Kalmar Investment Advisers will no longer serve as an advisor to the Morgan Growth Fund.

The portion of the fund previously managed by Kalmar has been allocated to three of the fund’s four advisors: Jennison Associates LLC, Frontier Capital Management Co., LLC, and Vanguard

Quantitative Equity Group. Wellington Management Company llp, which has advised the fund since its 1968 inception and is responsible for the largest share of fund assets, rounds out the roster.

Stocks charted an uneven course en route to a favorable outcome

The broad U.S. stock market returned about 7% over the six months. The period began and ended strongly, with fluctuations in the middle as China’s economic slowdown and falling oil and commodity prices worried investors.

Stocks rallied in March as investors again seemed encouraged by news about monetary policy. The Federal Reserve indicated, after a mid-March meeting, that it would raise interest rates fewer times in 2016 than previously anticipated. And central bankers in Europe and Asia kept up stimulus measures to combat weak growth and excessively low inflation.

International stocks returned about 3% after surging more than 8% in March. Stocks from emerging markets and from

Market Barometer

	Total Returns
	Periods Ended March 31, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	7.75%	0.50%	11.35%
Russell 2000 Index (Small-caps)	2.02	-9.76	7.20
Russell 3000 Index (Broad U.S. market)	7.30	-0.34	11.01
FTSE All-World ex US Index (International)	3.09	-8.53	0.70

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.44%	1.96%	3.78%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.20	3.98	5.59
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.08	0.04

CPI
Consumer Price Index	0.08%	0.85%	1.28%

developed markets of the Pacific region outperformed European stocks, which were nearly flat.

Bonds produced gains following a subpar start

After posting weak results for the first three months of the fiscal half year, bonds managed solid gains in the final three. The broad U.S. taxable bond market returned 2.44%.

Bonds proved attractive as the stock market fluctuated and the Fed proceeded cautiously with rate hikes. The yield of the benchmark 10-year U.S. Treasury note closed at 1.77% at the end of March, down from 2.05% six months earlier. (Bond prices and yields move in opposite directions.)

Returns for money market funds and savings accounts remained limited by the Fed’s target rate of 0.25%–0.5%—still low despite rising a quarter of a percentage point in December.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 6.90%, boosted by foreign currencies’ strength against the dollar, a turnabout from the trend of recent years. Even without this currency benefit, however, their returns were solidly positive.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Morgan Growth Fund	0.40%	0.27%	1.25%

The fund expense ratios shown are from the prospectus dated January 26, 2016, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2016, the fund’s annualized expense ratios were 0.39% for Investor Shares and 0.28% for Admiral Shares.
The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Multi-Cap Growth Funds.

The fund fared well in tech stocks but lagged with consumer shares

The Morgan Growth Fund invests in stocks of large- and mid-sized companies that, according to the fund’s advisors, are poised for faster-than-average revenue and earnings growth. The quest for rapidly expanding businesses leads the fund—and many of its growth-style investing peers—to maintain a sizable exposure to technology companies. (You can see the fund’s percentage weighting in various

Vanguard’s growth translates into lower costs for you

Research indicates that lower-cost investments have tended to outperform higher-cost ones.
So it’s little wonder that funds with lower expense ratios—including those at Vanguard—have dominated the industry’s cash inflows in recent years.

Vanguard has long been a low-cost leader, with expenses well below those of many other investment management companies. That cost difference remains a powerful advantage for
Vanguard clients. Why? Because a lower expense ratio allows a fund to pass along a greater share of its returns to its investors.

What’s more, as you can see in the chart below, we’ve been able to lower our costs continually as our assets under management have grown. Our steady growth has not been an explicit business objective. Rather, we focus on putting our clients’ interests first at all times, and giving them the best chance for investment success. But economies of scale—the cost efficiencies that come with our growth—have allowed us to keep lowering our fund costs, even as we invest in our people and technology.

The benefit of economies of scale

Note: Data are for U.S.-based Vanguard funds only.
Source: Vanguard.

industry sectors as of the end of the period on the Fund Profile page that follows the Advisors’ Report.)

In the six-month period, the fund’s performance benefited from this technology tilt. Many of the giant U.S. tech firms in fields ranging from social media to internet retailing to semiconductors notched double-digit returns. The fund also got a lift from investments in major Chinese internet companies, which aren’t included in the benchmark index.

It didn’t do as well with holdings in consumer staples and consumer discretionary. (The consumer staples category includes everything from pharmacies to supermarkets to soda makers. Consumer discretionary includes hotels, restaurants, and makers of luxury goods.) It notched positive returns in the two sectors but lagged the benchmark in both cases.

For more about the advisors’ strategy and the fund’s positioning during the six months, see the Advisors’ Report that follows my letter.

Consider rebalancing to manage your risk

Let’s say you’ve taken the time to carefully create an appropriate asset allocation for your investment portfolio. Your efforts have produced a diversified mix of stock, bond, and money market funds tailored to your goals, time horizon, and risk tolerance.

But what should you do when your portfolio drifts from its original asset allocation as the financial markets rise or fall? Consider rebalancing to bring it back to the proper mix.

Just one year of outsized returns can throw your allocation out of whack. Take 2013 as an example. That year, the broad stock market (as measured by the Russell 3000 Index) returned 33.55% and the broad taxable bond market (as measured by the Barclays U.S. Aggregate Bond Index) returned –2.02%. A hypothetical portfolio that tracked the broad domestic market indexes and started the year with 60% stocks and 40% bonds would have ended with a more aggressive mix of 67% stocks and 33% bonds.

Rebalancing to bring your portfolio back to its original parameters would require you to shift assets away from areas that have been performing well toward those that have been falling behind. That isn’t easy or intuitive. It’s a way to minimize risk rather than maximizing returns and to stick with your investment plan through different types of markets. (You can read more about our approach in Best Practices for Portfolio Rebalancing at vanguard.com/ research.)

It’s not necessary to check your portfolio every day or every month, much less rebalance it that frequently. Consider monitoring it annually or semiannually and rebalancing when your allocation swings 5 percentage points or more from its target.

Be aware of the tax implications of selling. When rebalancing, make any asset changes within a tax-advantaged retirement account, if possible, or direct new cash flows into the underweighted asset class.

Keeping your asset allocation from drifting too far off target can help you stay on track with the investment plan you’ve crafted to meet your financial goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 12, 2016

Advisors’ Report

For the fiscal half year ended March 31, 2016, Vanguard Morgan Growth Fund returned 4.94% for Investor Shares and 5.00% for the lower-cost Admiral Shares. Your fund is managed by four independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. The advisors have also prepared a discussion of the investment environment that existed during the period and of how portfolio positioning reflects this assessment. (Please note that the Frontier Capital Management discussion refers to industry sectors as defined by Russell classifications rather than by the Global Industry Classification Standard used elsewhere in this report.)

These comments were prepared on April 18, 2016.

Wellington Management Company llp

Portfolio Manager:

Paul E. Marrkand, CFA,
Senior Managing Director

Our portion of the fund uses traditional methods of stock selection—fundamental research and analysis—to identify companies that we believe have above-average growth prospects. Our research focuses on mid- and large-capitalization companies. We seek to build a portfolio that has diversified sources of return with a balance of growth, quality, and valuation attributes.

U.S. equities and other developed-market stocks around the world rose during the period; the S&P 500 Index returned 8.49% and the MSCI World Index returned 5.42%. Fixed income markets also moved up; the Barclays U.S. Aggregate Bond Index returned 2.44%.

Successes

Stock selection boosted the portfolio’s relative return, driven primarily by information technology, health care, and energy. Top individual contributors to this outperformance included First Solar and Microsoft (information technology), as well as Public Storage (financials).

Shortfalls

Sector allocation, a residual outcome of our bottom-up stock selection process, detracted from relative returns. Our modest overweight allocation to the energy sector and a frictional cash position in a strong equity environment hurt most.

Security selection was weakest in consumer staples, financials, and consumer discretionary. Among the largest relative detractors were Chipotle Mexican Grill, Advance Auto Parts, and Bank of America. We eliminated our position in Chipotle prior to the end of the period.

Through our bottom-up process, the portfolio ended the six months most overweighted in information technology and consumer staples and most underweighted in industrials and materials. We remain optimistic about the portfolio’s favorable risk/reward profile. We continue to purchase attractively valued, capital-compounding companies with what we believe to be sustainable competitive advantages that can maintain a free-cash-flow growth rate beyond that of the market.

Jennison Associates LLC

Portfolio Managers:

Kathleen A. McCarragher,
Managing Director

Blair A. Boyer,
Managing Director

The period was marked by investors’ risk aversion as an unsettled global market deflected focus from company fundamentals. Contributing to the volatility were decelerating economic growth in China, concerns that emerging economies might face balance sheet risks, and the negative effect of lower energy prices on the industrial sectors. Fears of slowing economic growth in the United States and the course of future Federal Reserve monetary tightening were additional factors.

Successes

Many information technology portfolio holdings made strong gains. Facebook rose on impressive revenue and margins, accelerating advertising revenue, and solid user growth and engagement. Alphabet (formerly Google) benefited from expanding mobile search and tighter expense control.

In consumer discretionary, Amazon advanced on continued strong execution and margin expansion. And health care holding Bristol-Myers Squibb profited from the promise of its oncology active immune therapies.

Shortfalls

Many health care stocks faced growing concerns about drug pricing. Companies that sell innovative, high-priced drugs sold off, among them BioMarin Pharmaceutical (neurometabolic degenerative diseases) and Vertex Pharmaceuticals (cystic fibrosis). We modestly reduced holdings in the sector after having downscaled more materially in the previous period.

In consumer discretionary, global athletic brand Under Armour reported strong revenue and earnings but weakened on concerns about margin contraction and consumer spending. In technology, LinkedIn’s decline reflected signs of deceleration in recent high growth rates. Security software vendor FireEye fell on worries of heightened competition.

We conduct rigorous research to determine company, industry, and sector fundamentals and prospects over intermediate and longer terms, projecting how markets, industries, and businesses will evolve over time. With this perspective, we build our portfolio through individual stock selection based on company fundamentals.

Vanguard Quantitative Equity Group

Portfolio Managers:

James P. Stetler, Principal

Anatoly Shtekhman, CFA

Binbin Guo, Principal, Head of Equity
Research and Portfolio Strategies

For the six-month period, our management decision, quality, valuation and sentiment models aided the portfolio’s relative performance but our growth model was slightly negative. Our stock selections were positive in five of the ten sectors.

Successes

The largest contributions came from consumer discretionary and health care holdings. In consumer discretionary, overweighted positions in Michael Kors Holdings and Michaels Companies and our avoidance of Chipotle Mexican Grill added most to relative results. In health care, overweighted positions in Ionis Pharmaceuticals and Baxalta did best.

Shortfalls

Our overall selections in information technology and energy were negative.
An underweight to Facebook and overweighted positions in Fitbit, VMware, Plains GP Holdings, and
Tesoro Corporation did not perform as expected.

Frontier Capital Management Co., LLC

Portfolio Managers:

Stephen Knightly, CFA,
President

Christopher J. Scarpa,
Vice President

Improved domestic economic activity, modest earnings growth, and stable commodity prices helped propel the Russell Mid Cap Growth Index up 4.72%

Successes

Our investments in utilities and energy boosted the portfolio’s relative results.

In utilities, Cogent Communications returned 47%. It benefited from its focus on providing connectivity and bandwidth to move the ever-increasing flow of data over the internet.

In energy, our concentration on low-cost producers in the best shale areas with strong balance sheets and favorable hedges paid dividends. Our stocks were relatively flat compared with the sharp decline for the sector holdings in the benchmark.

Shortfalls

The three sectors that hindered performance most were health care, consumer staples, and producer durables.

We remain overweighted in health care because we believe it is an area showing attractive innovation and secular growth. Unfortunately, some developmental setbacks as well as heightened scrutiny around drug pricing and mergers and acquisitions affected both the sector and our investments in Alkermes, Perrigo Company, and Mednax.

In consumer staples, increased competitive pressures in the health and nutrition industry hurt companies including GNC Holdings, United Natural Foods, and Hain Celestial Group.

In producer durables, continued weak energy spending and soft international demand led to challenges in our transportation stocks Spirit Airlines, American Airlines, and Wabtec Corporation.

Vanguard Morgan Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	48	5,458	Uses traditional methods of stock selection—
Company LLP			fundamental research and analysis—to identify
			companies that it believes have above-average growth
			prospects. Research focuses on mid- and large-cap
			companies, evaluating and ranking each stock on a
			consistent set of growth, quality, and valuation criteria.
			We seek to build a portfolio with diversified sources of
			return with a balance of growth, quality, and valuation
			attributes.
Jennison Associates LLC	22	2,456	Uses a research-driven, fundamental investment
			approach that relies on in-depth company knowledge
			gleaned through meetings with management,
			customers, and suppliers.
Vanguard Quantitative Equity	15	1,724	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings and balance-sheet quality of companies
			as compared with their peers.
Frontier Capital Management Co.,	14	1,604	Uses a research-driven, fundamental investment
LLC			approach that seeks companies with above-average
			growth prospects, reasonable valuations, and
			competitive advantages.
Cash Investments	1	132	These short-term reserves are invested by Vanguard in
			equity index products to simulate investments in
			stocks. Each advisor also may maintain a modest cash
			position.

Morgan Growth Fund

Fund Profile
As of March 31, 2016

Share-Class Characteristics

	Investor	Admiral
	Shares	Shares
Ticker Symbol	VMRGX	VMRAX
Expense Ratio[1]	0.40%	0.27%
30-Day SEC Yield	0.77%	0.92%

Portfolio Characteristics
		Russell	DJ
		3000	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Number of Stocks	307	1,816	3,900
Median Market Cap	$63.9B	$63.9B	$52.5B
Price/Earnings Ratio	25.3x	23.8x	21.8x
Price/Book Ratio	4.9x	5.4x	2.7x
Return on Equity	22.1%	23.3%	17.5%
Earnings Growth
Rate	12.9%	12.4%	8.0%
Dividend Yield	1.2%	1.6%	2.1%
Foreign Holdings	3.0%	0.0%	0.0%
Turnover Rate
(Annualized)	59%	—	—
Short-Term Reserves	3.0%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		Russell	Total
		3000	Market
		Growth	FA
	Fund	Index	Index
Consumer
Discretionary	22.3%	21.1%	13.6%
Consumer Staples	8.6	11.2	9.2
Energy	0.9	0.5	6.1
Financials	5.2	5.8	17.4
Health Care	16.0	16.1	13.7
Industrials	7.9	11.3	10.7
Information
Technology	35.3	28.0	20.1
Materials	1.2	3.6	3.2
Telecommunication
Services	2.1	2.3	2.5
Utilities	0.5	0.1	3.5

Volatility Measures
	Russell	DJ
	3000	U.S. Total
	Growth	Market
	Index	FA Index
R-Squared	0.98	0.93
Beta	1.02	1.03

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Technology
	Hardware, Storage &
	Peripherals	4.8%
Alphabet Inc.	Internet Software &
	Services	4.6
Facebook Inc.	Internet Software &
	Services	2.9
Amazon.com Inc.	Internet Retail	2.5
Microsoft Corp.	Systems Software	2.1
Visa Inc.	Data Processing &
	Outsourced Services	1.9
Bristol-Myers Squibb Co. Pharmaceuticals		1.6
Home Depot Inc.	Home Improvement
	Retail	1.6
Verizon Communications Integrated
Inc.	Telecommunication
	Services	1.4
PepsiCo Inc.	Soft Drinks	1.4
Top Ten		24.8%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 26, 2016, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2016, the annualized expense ratios were 0.39% for Investor Shares and 0.28% for Admiral Shares.

Morgan Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2005, Through March 31, 2016

Note: For 2016, performance data reflect the six months ended March 31, 2016.

Average Annual Total Returns: Periods Ended March 31, 2016

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	12/31/1968	0.19%	10.63%	6.91%
Admiral Shares	5/14/2001	0.32	10.78	7.07

See Financial Highlights for dividend and capital gains information.

Morgan Growth Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (97.6%)[1]
Consumer Discretionary (21.6%)
*	Amazon.com Inc.	482,828	286,626
	Home Depot Inc.	1,331,602	177,676
	Comcast Corp. Class A	2,227,390	136,049
	McDonald’s Corp.	922,673	115,962
*	Priceline Group Inc.	76,622	98,763
	NIKE Inc. Class B	1,585,474	97,459
	Lowe’s Cos. Inc.	1,226,374	92,898
*	Netflix Inc.	854,472	87,353
	Ross Stores Inc.	1,438,698	83,301
*	O’Reilly Automotive Inc.	293,362	80,281
	Starbucks Corp.	1,329,267	79,357
	Walt Disney Co.	769,261	76,395
	TJX Cos. Inc.	873,674	68,452
	Advance Auto Parts Inc.	387,032	62,057
	Industria de Diseno Textil
	SA ADR	3,605,864	60,795
	Marriott International Inc.
	Class A	829,906	59,073
	Dollar General Corp.	653,597	55,948
*	Under Armour Inc. Class A	634,326	53,810
	Scripps Networks
	Interactive Inc. Class A	727,392	47,644
*,^	Tesla Motors Inc.	182,301	41,887
	Omnicom Group Inc.	474,592	39,500
*	Dollar Tree Inc.	430,332	35,485
	Wyndham Worldwide
	Corp.	440,051	33,633
	Aramark	985,615	32,644
*	Discovery
	Communications Inc.
	Class A	1,077,999	30,863
	L Brands Inc.	312,948	27,480
	Dunkin’ Brands Group Inc.	578,865	27,305
	Royal Caribbean Cruises
	Ltd.	323,848	26,604

	Brunswick Corp.	524,217	25,152
	Harman International
	Industries Inc.	281,277	25,045
	Expedia Inc.	197,825	21,329
	Las Vegas Sands Corp.	397,605	20,548
*	LKQ Corp.	562,578	17,963
*	lululemon athletica Inc.	237,703	16,095
*	JD.com Inc. ADR	456,528	12,098
	PulteGroup Inc.	637,749	11,932
*	IMAX Corp.	357,025	11,100
	Hilton Worldwide Holdings
	Inc.	492,518	11,091
*,^	Shake Shack Inc. Class A	293,249	10,944
	Carnival Corp.	204,727	10,803
*	Liberty Global plc Class A	276,300	10,638
*	Michael Kors Holdings
	Ltd.	184,577	10,513
*	Sirius XM Holdings Inc.	2,603,340	10,283
*	NVR Inc.	5,620	9,736
	Foot Locker Inc.	145,900	9,411
*	Michaels Cos. Inc.	335,201	9,376
	Goodyear Tire & Rubber
	Co.	283,470	9,349
*	Bright Horizons Family
	Solutions Inc.	139,476	9,035
	Carter’s Inc.	83,672	8,817
	DR Horton Inc.	283,050	8,557
*	MGM Resorts International	376,570	8,074
*	AMC Networks Inc.
	Class A	95,946	6,231
	Ralph Lauren Corp.
	Class A	61,336	5,904
*	Urban Outfitters Inc.	153,517	5,080
	PVH Corp.	45,853	4,542
	Yum! Brands Inc.	54,588	4,468
*	Liberty Global plc	96,507	3,625
*	Bed Bath & Beyond Inc.	47,809	2,373

Morgan Growth Fund

			Market
			Value•
		Shares	($000)
*	AutoZone Inc.	2,132	1,699
	Lear Corp.	14,958	1,663
	Time Warner Inc.	21,103	1,531
*	Discovery Communications
	Inc.	50,900	1,374
	Tiffany & Co.	12,691	931
	Time Warner Cable Inc.	3,797	777
*	Liberty Media Corp.
	Class A	17,709	684
			2,454,071
Consumer Staples (8.4%)
	PepsiCo Inc.	1,558,508	159,716
	Costco Wholesale Corp.	837,285	131,939
	CVS Health Corp.	1,057,219	109,665
	Altria Group Inc.	1,724,597	108,063
	Hershey Co.	688,749	63,427
	Wal-Mart Stores Inc.	865,320	59,266
	Colgate-Palmolive Co.	791,831	55,943
	Estee Lauder Cos. Inc.
	Class A	580,314	54,729
*	Monster Beverage Corp.	384,684	51,309
	Mondelez International Inc.
	Class A	894,403	35,883
	Brown-Forman Corp.
	Class B	191,723	18,879
	Kroger Co.	380,692	14,561
	Anheuser-Busch InBev
	SA/NV ADR	116,513	14,525
	Mead Johnson Nutrition
	Co.	161,058	13,685
*,^	Pilgrim’s Pride Corp.	372,773	9,468
	Whole Foods Market Inc.	297,059	9,242
^	Coty Inc. Class A	321,400	8,945
*	Sprouts Farmers Market
	Inc.	241,071	7,001
	Clorox Co.	54,700	6,896
	Constellation Brands Inc.
	Class A	44,661	6,748
	Hormel Foods Corp.	145,144	6,276
	Walgreens Boots Alliance
	Inc.	43,400	3,656
			949,822
Energy (0.8%)
*	Concho Resources Inc.	238,578	24,106
	BP plc ADR	638,845	19,280
*	Carrizo Oil & Gas Inc.	417,580	12,912
	Tesoro Corp.	108,929	9,369
	Valero Energy Corp.	114,000	7,312
	Chevron Corp.	63,457	6,054
^	Core Laboratories NV	38,496	4,327
	Plains GP Holdings LP
	Class A	448,800	3,900

	Oceaneering International
	Inc.	67,488	2,243
	Energen Corp.	41,589	1,522
*	FMC Technologies Inc.	32,035	876
			91,901
Financials (5.0%)
	Public Storage	260,534	71,863
	Intercontinental Exchange
	Inc.	217,184	51,069
	Aon plc	332,317	34,711
	American International
	Group Inc.	512,137	27,681
	Morgan Stanley	1,071,895	26,808
	Bank of America Corp.	1,980,470	26,776
	JPMorgan Chase & Co.	442,504	26,205
	Nasdaq Inc.	392,234	26,036
	Raymond James Financial
	Inc.	519,991	24,757
*	Signature Bank	174,579	23,764
	FactSet Research
	Systems Inc.	154,487	23,409
*	Berkshire Hathaway Inc.
	Class B	148,749	21,104
*	E*TRADE Financial Corp.	859,843	21,058
	Goldman Sachs Group Inc.	113,284	17,783
	Moody’s Corp.	141,162	13,631
	Citigroup Inc.	277,981	11,606
	Macerich Co.	131,748	10,440
	Marsh & McLennan Cos.
	Inc.	169,199	10,286
	Ameriprise Financial Inc.	109,390	10,284
	MSCI Inc. Class A	136,400	10,105
*	Ally Financial Inc.	532,700	9,972
	Communications Sales &
	Leasing Inc.	426,709	9,494
	McGraw Hill Financial Inc.	84,762	8,390
^	WisdomTree Investments
	Inc.	712,230	8,141
	AvalonBay Communities
	Inc.	41,900	7,969
	Citizens Financial Group
	Inc.	358,470	7,510
	Host Hotels & Resorts Inc.	369,585	6,172
	Regency Centers Corp.	80,095	5,995
	Voya Financial Inc.	118,711	3,534
*	Realogy Holdings Corp.	90,400	3,264
	Brixmor Property Group
	Inc.	112,310	2,877
	Simon Property Group Inc.	12,203	2,534
	Extra Space Storage Inc.	25,780	2,409
	American Express Co.	11,738	721
	Equinix Inc.	2,080	688
			569,046

Morgan Growth Fund

			Market
			Value•
		Shares	($000)
Health Care (15.4%)
	Bristol-Myers Squibb Co.	2,799,360	178,823
	Amgen Inc.	815,123	122,211
	Gilead Sciences Inc.	1,319,714	121,229
*	Celgene Corp.	922,063	92,289
*	Allergan plc	319,923	85,749
	CR Bard Inc.	389,437	78,927
*	BioMarin Pharmaceutical
	Inc.	795,544	65,616
	Cardinal Health Inc.	757,759	62,098
	Johnson & Johnson	529,842	57,329
	Aetna Inc.	461,647	51,866
*	Alexion Pharmaceuticals
	Inc.	352,117	49,022
	Becton Dickinson and Co.	303,476	46,074
*	Biogen Inc.	176,941	46,061
	Eli Lilly & Co.	606,364	43,664
	Shire plc ADR	241,405	41,498
	Medtronic plc	546,743	41,006
*	Illumina Inc.	243,306	39,442
	Merck & Co. Inc.	684,081	36,195
*	Vertex Pharmaceuticals
	Inc.	405,035	32,196
	Novo Nordisk A/S ADR	579,146	31,384
	Perrigo Co. plc	201,585	25,789
	Cooper Cos. Inc.	163,160	25,122
	STERIS plc	344,129	24,450
*	PAREXEL International
	Corp.	365,599	22,934
	Anthem Inc.	153,259	21,301
	AbbVie Inc.	368,824	21,067
	Zimmer Biomet Holdings
	Inc.	179,468	19,137
	AstraZeneca plc ADR	676,488	19,050
*	Hologic Inc.	552,101	19,047
	Universal Health Services
	Inc. Class B	134,985	16,835
*	Express Scripts Holding
	Co.	244,630	16,804
*	Varian Medical Systems
	Inc.	185,099	14,812
*	HCA Holdings Inc.	173,201	13,518
*	Medivation Inc.	287,484	13,219
	McKesson Corp.	83,056	13,061
	Humana Inc.	68,962	12,617
	UnitedHealth Group Inc.	97,436	12,560
	AmerisourceBergen Corp.
	Class A	130,287	11,276
*	Mettler-Toledo
	International Inc.	30,900	10,653
	Baxter International Inc.	255,983	10,516
*	Incyte Corp.	137,375	9,956

*	Quintiles Transnational
	Holdings Inc.	150,065	9,769
*	United Therapeutics Corp.	86,221	9,608
*	Cerner Corp.	176,949	9,371
*	Centene Corp.	144,200	8,878
	Teleflex Inc.	51,613	8,104
*	DexCom Inc.	103,648	7,039
*	Alkermes plc	185,457	6,341
	Cigna Corp.	31,795	4,364
*	Regeneron
	Pharmaceuticals Inc.	10,087	3,636
	Zoetis Inc.	76,572	3,394
*	Charles River Laboratories
	International Inc.	42,000	3,189
	Abbott Laboratories	58,969	2,467
	Agilent Technologies Inc.	46,931	1,870
	Thermo Fisher Scientific Inc. 6,500		920
			1,755,353
Industrials (7.6%)
	Boeing Co.	648,619	82,336
	Honeywell International
	Inc.	556,460	62,351
*	TransDigm Group Inc.	250,444	55,183
	Danaher Corp.	566,065	53,697
*	IHS Inc. Class A	411,483	51,090
*	Verisk Analytics Inc.
	Class A	591,576	47,279
	Equifax Inc.	392,506	44,859
	Nielsen Holdings plc	790,940	41,651
	Cintas Corp.	435,286	39,093
*	HD Supply Holdings Inc.	1,153,357	38,141
	American Airlines Group
	Inc.	796,773	32,676
*	United Continental
	Holdings Inc.	464,828	27,825
	Rockwell Automation Inc.	239,800	27,277
	JB Hunt Transport
	Services Inc.	307,018	25,863
	Waste Connections Inc.	365,527	23,609
	Roper Technologies Inc.	123,248	22,526
	Wabtec Corp.	242,953	19,264
*	Kirby Corp.	279,999	16,881
	KAR Auction Services Inc.	398,529	15,200
	Southwest Airlines Co.	300,974	13,484
	Masco Corp.	359,420	11,304
	Alaska Air Group Inc.	135,090	11,080
	Delta Air Lines Inc.	210,140	10,230
*	United Rentals Inc.	163,553	10,171
*	JetBlue Airways Corp.	473,100	9,992
	Huntington Ingalls
	Industries Inc.	72,300	9,901

Morgan Growth Fund

			Market
			Value•
		Shares	($000)
*	Spirit AeroSystems
	Holdings Inc. Class A	210,880	9,565
	B/E Aerospace Inc.	205,724	9,488
	Owens Corning	195,713	9,253
	PACCAR Inc.	111,249	6,084
	Trinity Industries Inc.	280,600	5,138
	Acuity Brands Inc.	23,259	5,074
	United Parcel Service Inc.
	Class B	35,029	3,694
	Union Pacific Corp.	44,100	3,508
	AO Smith Corp.	35,578	2,715
	Lockheed Martin Corp.	11,190	2,479
	3M Co.	14,509	2,418
	Textron Inc.	37,907	1,382
	Illinois Tool Works Inc.	12,644	1,295
	Allison Transmission
	Holdings Inc.	43,000	1,160
			866,216
Information Technology (34.2%)
	Apple Inc.	5,021,507	547,294
*	Alphabet Inc. Class C	533,208	397,213
*	Facebook Inc. Class A	2,910,193	332,053
	Microsoft Corp.	4,287,610	236,805
	Visa Inc. Class A	2,898,000	221,639
	Oracle Corp.	3,561,783	145,712
*	Alphabet Inc. Class A	158,809	121,155
*	salesforce.com inc	1,596,289	117,854
*	Vantiv Inc. Class A	1,880,669	101,330
*,^	Check Point Software
	Technologies Ltd.	905,199	79,178
*	Red Hat Inc.	990,371	73,793
	MasterCard Inc. Class A	711,496	67,236
*	Fiserv Inc.	601,625	61,715
	Global Payments Inc.	931,643	60,836
*	Alibaba Group Holding Ltd.
	ADR	763,973	60,377
*	Electronic Arts Inc.	898,499	59,400
*	Adobe Systems Inc.	608,592	57,086
	Jack Henry & Associates
	Inc.	666,932	56,402
	Paychex Inc.	1,007,995	54,442
	Linear Technology Corp.	1,215,078	54,144
	Tencent Holdings Ltd.	2,582,973	52,807
*	Workday Inc. Class A	674,263	51,810
*	Alliance Data Systems
	Corp.	222,639	48,981
*	PayPal Holdings Inc.	1,242,184	47,948
	Maxim Integrated
	Products Inc.	1,185,049	43,586
*	First Solar Inc.	624,101	42,732
	Intuit Inc.	352,037	36,615
	Cisco Systems Inc.	1,217,557	34,664

*	Euronet Worldwide Inc.	467,260	34,629
	Amdocs Ltd.	565,944	34,194
	Activision Blizzard Inc.	965,534	32,674
*	Palo Alto Networks Inc.	192,939	31,476
*	Cadence Design Systems
	Inc.	1,266,674	29,868
	Texas Instruments Inc.	502,088	28,830
	CDK Global Inc.	600,136	27,936
	QUALCOMM Inc.	541,809	27,708
*	Splunk Inc.	472,897	23,139
	Accenture plc Class A	191,600	22,111
*	F5 Networks Inc.	186,019	19,690
*	Qorvo Inc.	382,251	19,269
	Fair Isaac Corp.	180,874	19,189
	Lam Research Corp.	229,947	18,994
	Broadcom Ltd.	121,180	18,722
*	Gartner Inc.	205,554	18,366
*	eBay Inc.	706,044	16,846
*	Fortinet Inc.	540,610	16,559
	Analog Devices Inc.	259,693	15,371
	Amphenol Corp. Class A	256,709	14,843
*	Baidu Inc. ADR	70,814	13,517
	Sabre Corp.	403,409	11,667
*	Citrix Systems Inc.	144,700	11,370
	Broadridge Financial
	Solutions Inc.	179,036	10,619
*	Genpact Ltd.	381,402	10,370
*	Teradata Corp.	382,300	10,032
*,^	VMware Inc. Class A	191,449	10,015
	CDW Corp.	231,741	9,617
*,^	Fitbit Inc. Class A	622,032	9,424
*	First Data Corp. Class A	723,719	9,365
	Total System Services Inc.	192,391	9,154
*,^	Mobileye NV	229,731	8,567
	Motorola Solutions Inc.	112,594	8,523
*	NXP Semiconductors NV	103,251	8,371
*	Rackspace Hosting Inc.	252,135	5,444
*	Cirrus Logic Inc.	120,726	4,396
			3,885,672
Materials (1.1%)
	Sherwin-Williams Co.	277,924	79,117
	Eagle Materials Inc.	158,123	11,086
	Sealed Air Corp.	228,192	10,955
*	Crown Holdings Inc.	200,700	9,953
	Packaging Corp. of America 101,391		6,124
*	Axalta Coating Systems
	Ltd.	192,398	5,618
	Air Products & Chemicals
	Inc.	19,388	2,793
	NewMarket Corp.	2,100	832
			126,478

Morgan Growth Fund

			Market
			Value•
		Shares	($000)
Other (1.0%)
2	Vanguard Growth ETF	1,044,900	111,230

Telecommunication Services (2.0%)
	Verizon Communications
	Inc.	2,955,291	159,822
*	SBA Communications
	Corp. Class A	470,638	47,144
	Cogent Communications
	Holdings Inc.	444,967	17,367
*	T-Mobile US Inc.	172,415	6,604
*,^	Sprint Corp.	216,109	752
			231,689
Utilities (0.5%)
	NextEra Energy Inc.	463,454	54,845
*	Calpine Corp.	52,100	790
			55,635
Total Common Stocks
(Cost $8,328,113)			11,097,113
Temporary Cash Investments (3.9%)[1]
Money Market Fund (1.4%)
[3,4]	Vanguard Market
	Liquidity Fund,
	0.495%	159,123,579	159,124

Face
Amount
($000)
Repurchase Agreement (2.3%)
Bank of America Securities,
LLC 0.300%, 4/1/16
(Dated 3/31/16, Repurchase
Value $259,502,000,
collateralized by Federal
Home Loan Mortgage
Corp. 2.478%–4.500%,
11/1/34–4/1/46, Federal
National Mortgage Assn.
2.378%–3.132%,
2/1/41–2/1/46, and
Government National
Mortgage Assn. 4.000%,
1/20/46, with a value of
$264,690,000)	259,500	259,500

		Face	Market
		Amount	Value•
		($000)	($000)
U.S. Government and Agency Obligations (0.2%)
5	Federal Home Loan Bank
	Discount Notes, 0.245%,
	4/20/16	5,000	4,999
5	Federal Home Loan
	Bank Discount Notes,
	0.290%–0.294%, 4/29/16	2,000	2,000
[5,6]	Federal Home Loan Bank
	Discount Notes,
	0.567%–0.572%, 7/6/16	8,000	7,992
7	Freddie Mac
	Discount Notes,
	0.220%, 4/15/16	6,000	5,999
	United States Treasury Bill,
	0.370%–0.386%, 5/26/16	700	700
6	United States Treasury
	Note/Bond, 0.375%,
	5/31/16	1,000	1,000
	United States Treasury
	Note/Bond, 3.250%,
	5/31/16	1,000	1,005
			23,695
Total Temporary Cash Investments
(Cost $442,314)			442,319
Total Investments (101.5%)
(Cost $8,770,427)			11,539,432

Amount
($000)
Other Assets and Liabilities (-1.5%)
Other Assets
Investment in Vanguard	963
Receivables for Investment Securities
Sold	102,520
Receivables for Accrued Income	6,117
Receivables for Capital Shares Issued	26,691
Other Assets	175
Total Other Assets	136,466
Liabilities
Payables for Investment Securities
Purchased	(171,513)
Collateral for Securities on Loan	(70,439)
Payable for Capital Shares Redeemed	(35,257)
Payables to Investment Advisor	(4,269)
Payables to Vanguard	(20,742)
Other Liabilities	(169)
Total Liabilities	(302,389)
Net Assets (100%)	11,373,509

Morgan Growth Fund

At March 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	8,351,602
Undistributed Net Investment Income	4,342
Accumulated Net Realized Gains	248,034
Unrealized Appreciation (Depreciation)
Investment Securities	2,769,005
Futures Contracts	526
Net Assets	11,373,509

Investor Shares—Net Assets
Applicable to 168,416,548 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,118,258
Net Asset Value Per Share—
Investor Shares	$24.45

Admiral Shares—Net Assets
Applicable to 95,765,492 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,255,251
Net Asset Value Per Share—
Admiral Shares	$75.76

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $69,446,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.8% and 3.7%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $70,439,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $1,998,000 have been segregated as initial margin for open futures contracts.
7 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Statement of Operations

Six Months Ended
March 31, 2016
($000)
Investment Income
Income
Dividends[1,2]	63,246
Interest[2]	743
Securities Lending	1,119
Total Income	65,108
Expenses
Investment Advisory Fees—Note B
Basic Fee	9,240
Performance Adjustment	768
The Vanguard Group—Note C
Management and Administrative—Investor Shares	3,987
Management and Administrative—Admiral Shares	3,116
Marketing and Distribution—Investor Shares	403
Marketing and Distribution—Admiral Shares	315
Custodian Fees	71
Shareholders’ Reports—Investor Shares	21
Shareholders’ Reports—Admiral Shares	22
Trustees’ Fees and Expenses	7
Total Expenses	17,950
Expenses Paid Indirectly	(116)
Net Expenses	17,834
Net Investment Income	47,274
Realized Net Gain (Loss)
Investment Securities Sold[2]	333,642
Futures Contracts	(26,098)
Foreign Currencies	(1)
Realized Net Gain (Loss)	307,543
Change in Unrealized Appreciation (Depreciation)
Investment Securities	177,170
Futures Contracts	2,934
Change in Unrealized Appreciation (Depreciation)	180,104
Net Increase (Decrease) in Net Assets Resulting from Operations	534,921

1 Dividends are net of foreign withholding taxes of $173,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $766,000, $489,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	47,274	100,389
Realized Net Gain (Loss)	307,543	953,860
Change in Unrealized Appreciation (Depreciation)	180,104	(527,102)
Net Increase (Decrease) in Net Assets Resulting from Operations	534,921	527,147
Distributions
Net Investment Income
Investor Shares	(28,118)	(31,623)
Admiral Shares	(58,129)	(53,891)
Realized Capital Gain[1]
Investor Shares	(316,049)	(467,717)
Admiral Shares	(539,822)	(648,615)
Total Distributions	(942,118)	(1,201,846)
Capital Share Transactions
Investor Shares	182,883	(250,796)
Admiral Shares	714,218	978,782
Net Increase (Decrease) from Capital Share Transactions	897,101	727,986
Total Increase (Decrease)	489,904	53,287
Net Assets
Beginning of Period	10,883,605	10,830,318
End of Period[2]	11,373,509	10,883,605

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $6,527,000 and $135,145,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $4,342,000 and $43,316,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$25.29	$27.07	$24.26	$20.31	$16.06	$16.04
Investment Operations
Net Investment Income	. 097	. 219.187		. 230.141		. 087
Net Realized and Unrealized Gain
(Loss) on Investments	1.205	1.017	3.785	3.925	4.209	.029
Total from Investment Operations	1.302	1.236	3.972	4.155	4.350	.116
Distributions
Dividends from Net Investment Income	(.175)	(.191)	(.172)	(. 205)	(.100)	(. 096)
Distributions from Realized Capital Gains	(1.967)	(2.825)	(.990)	—	—	—
Total Distributions	(2.142)	(3.016)	(1.162)	(.205)	(.100)	(.096)
Net Asset Value, End of Period	$24.45	$25.29	$27.07	$24.26	$20.31	$16.06

Total Return[1]	4.94%	4.76%	16.85%	20.69%	27.18%	0.66%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,118	$4,077	$4,580	$4,922	$5,283	$5,009
Ratio of Total Expenses to
Average Net Assets[2]	0.39%	0.40%	0.40%	0.39%	0.40%	0.42%
Ratio of Net Investment Income to
Average Net Assets	0.76%	0.80%	0.72%	1.06%	0.74%	0.47%
Portfolio Turnover Rate	59%	41%	52%	53%	49%	55%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, (0.01%), (0.04%), (0.05%), (0.04%), and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$78.42	$83.97	$75.26	$63.02	$49.84	$49.75
Investment Operations
Net Investment Income	. 347	. 804.719		. 831	. 535	. 342
Net Realized and Unrealized Gain
(Loss) on Investments	3.741	3.123	11.722	12.144	13.036	.110
Total from Investment Operations	4.088	3.927	12.441	12.975	13.571	.452
Distributions
Dividends from Net Investment Income	(. 656)	(.727)	(. 664)	(.735)	(. 391)	(. 362)
Distributions from Realized Capital Gains	(6.092)	(8.750)	(3.067)	—	—	—
Total Distributions	(6.748)	(9.477)	(3.731)	(.735)	(.391)	(.362)
Net Asset Value, End of Period	$75.76	$78.42	$83.97	$75.26	$63.02	$49.84

Total Return[1]	5.00%	4.88%	17.03%	20.86%	27.35%	0.83%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,255	$6,806	$6,250	$5,019	$3,725	$2,554
Ratio of Total Expenses to
Average Net Assets[2]	0.28%	0.27%	0.26%	0.25%	0.26%	0.28%
Ratio of Net Investment Income to
Average Net Assets	0.87%	0.93%	0.86%	1.20%	0.88%	0.61%
Portfolio Turnover Rate	59%	41%	52%	53%	49%	55%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, (0.01%), (0.04%), (0.05%), (0.04%), and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Notes to Financial Statements

Vanguard Morgan Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Morgan Growth Fund

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 31, 2016, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2012–2015), and for the period ended March 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings,

Morgan Growth Fund

if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2016, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The investment advisory firms Wellington Management Company LLP, Jennison Associates LLC, and Frontier Capital Management Co., LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company LLP is subject to quarterly adjustments based on performance relative to the Russell 3000 Growth Index for the preceding three years. The basic fee of Jennison Associates LLC is subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index for the preceding three years. The basic fee of Frontier Capital Management Co., LLC, is subject to quarterly adjustments based on performance relative to the Russell Midcap Growth Index for the preceding three years. Until December 2015, a portion of the fund was managed by Kalmar Investment Advisers. The basic fee paid to Kalmar Investment Advisers was subject to quarterly adjustments based on performance relative to the Russell Midcap Growth Index for the preceding three years.

Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $987,000 for the six months ended March 31, 2016.

For the six months ended March 31, 2016, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.16% of the fund’s average net assets, before a net increase of $768,000 (0.01%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board

Morgan Growth Fund

of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At March 31, 2016, the fund had contributed to Vanguard capital in the amount of $963,000, representing 0.01% of the fund’s net assets and 0.39% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended March 31, 2016, these arrangements reduced the fund’s expenses by $116,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	11,044,306	52,807	—
Temporary Cash Investments	159,124	283,195	—
Futures Contracts—Assets[1]	17	—	—
Futures Contracts—Liabilities[1]	(76)	—	—
Total	11,203,371	336,002	—
1 Represents variation margin on the last day of the reporting period.

F. At March 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)

E-mini S&P 500 Index	June 2016	270	27,695	526

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Morgan Growth Fund

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2016, the cost of investment securities for tax purposes was $8,770,427,000. Net unrealized appreciation of investment securities for tax purposes was $2,769,005,000, consisting of unrealized gains of $2,923,920,000 on securities that had risen in value since their purchase and $154,915,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended March 31, 2016, the fund purchased $4,006,019,000 of investment securities and sold $3,888,460,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	March 31, 2016		September 30, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	318,521	12,742	404,548	15,134
Issued in Lieu of Cash Distributions	338,254	13,492	489,705	19,699
Redeemed	(473,892)	(19,035)	(1,145,049)	(42,799)
Net Increase (Decrease)—Investor Shares	182,883	7,199	(250,796)	(7,966)
Admiral Shares
Issued	696,006	8,873	1,287,786	15,507
Issued in Lieu of Cash Distributions	554,245	7,138	648,115	8,415
Redeemed	(536,033)	(7,037)	(957,119)	(11,566)
Net Increase (Decrease)—Admiral Shares	714,218	8,974	978,782	12,356

J. Management has determined that no material events or transactions occurred subsequent to March 31, 2016, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended March 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Morgan Growth Fund	9/30/2015	3/31/2016	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,049.39	$2.00
Admiral Shares	1,000.00	1,050.04	1.44
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.05	$1.97
Admiral Shares	1,000.00	1,023.60	1.42

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.39% for Investor Shares and 0.28% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Morgan Growth Fund has renewed the fund’s investment advisory arrangements with Frontier Capital Management Co., LLC (Frontier), Jennison Associates LLC (Jennison), Wellington Management Company LLP (Wellington Management), and The Vanguard Group, Inc. (Vanguard)—through its Quantitative Equity Group. The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders. Please note that in December, the fund’s board of trustees modified it investment advisory arrangement. Kalmar Investment Advisers no longer serves as an advisor to the fund.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term and took into account the organizational depth and stability of each advisor. The board considered the following:

Frontier. Founded in 1980, Frontier employs a fundamental, research-intensive investment approach focused on small- and mid-sized companies. The firm’s bottom-up, collaborative investment approach seeks to identify companies with a combination of superior growth potential and attractive valuation. Frontier’s investment process emphasizes companies with understandable business models, good franchises, accelerating sales and margins, and healthy balance sheets, ideally seeking companies that can grow earnings in multiple ways. Analysts regularly interact with management and other companies in the supply chain to effectively construct a portfolio of stocks for the fund. Frontier has managed a portion of the fund since 2008.

Jennison. Founded in 1969, Jennison is an indirect, wholly owned subsidiary of Prudential Financial, Inc. The firm currently oversees a wide range of equity and fixed income strategies. The investment team at Jennison uses internal fundamental research and a highly interactive bottom-up stock selection process to identify companies that exhibit above-average growth in units, revenues, earnings, and cash flows. When evaluating a company for purchase or sale, the analysis focuses on the duration of the growth opportunity and seeks to capture inflection points in the company’s growth. Jennison has managed a portion of the fund since 2007.

Wellington Management. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. The investment team at Wellington Management seeks to create a portfolio with balanced exposure to growth, quality, and valuation in an attempt to deliver consistent results over time. Bottom-up fundamental research focuses on large- and mid-capitalization companies with a proven record of sales and earnings growth, profitability, and cash-flow generation. This research seeks to incorporate multiple projections of future revenue and cash flow growth to avoid overreliance on any single data point. Wellington Management has advised the fund since 1968.

Vanguard. Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 1993.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Frontier, Jennison, and Wellington Management in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Frontier, Jennison, and Wellington Management. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase. The board also concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	James M. Norris
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	Thomas M. Rampulla
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante	Karin A. Risi
Chris D. McIsaac
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College and	Chairman, 1996–2009
Chairman of its Finance and Enrollment Committee;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris Cotton
Cancer Center.	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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Direct Investor Account Services > 800-662-2739
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Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q262 052016

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MORGAN GROWTH FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 18, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MORGAN GROWTH FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: May 18, 2016
VANGUARD MORGAN GROWTH FUND

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: May 18, 2016

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.